GOODWILL AND OTHER INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS, NET
7. GOODWILL AND OTHER INTANGIBLE ASSETS, NET
Goodwill
In connection with the Segment Reorganization, certain of the Company's reporting units have changed in composition, and goodwill was reallocated between such reporting units using a relative fair value approach.
During the fourth quarter of 2020, the Company performed its annual assessment of impairment to goodwill allocated to the reporting units in effect at the time. The Company had four reporting units: Office, Lifestyle, Europe Studio, and Muuto. No goodwill was allocated to Europe Studio. Given the significant impact the COVID-19 pandemic had on the Company's market capitalization, profitability and demand for certain components of its product portfolio, the Company elected to perform quantitative impairment tests of goodwill on all three of the reporting units to which goodwill was allocated.
A considerable amount of management judgement and assumptions are required in performing these impairments tests, particularly as it relates to future cash flow streams derived from revenue and after-tax operating income projections through the terminal year, as well as the discount and long-term growth rates used to value those cash flow streams and develop the terminal values. While the Company believes the judgements and assumptions to be reasonable, different assumptions could change the estimated fair values per reporting unit, resulting in different outcomes from those reached in connection with the impairment tests noted above.
Based on the results of the tests performed, there was no indication of impairment to the goodwill allocated to any of the reporting units in effect at the time, as the estimated fair value exceeded the respective carrying amount in each case, as summarized in the table below:

	October 1, 2020
Reporting Unit	Amount of Goodwill Allocated	Excess Fair Value
Office (historical)	$58.4	<	10%
Lifestyle (historical)	98.8	>	20%
Muuto	183.1	<	5%
The Company is unable to predict future impacts of the COVID-19 pandemic, how long conditions related to the pandemic will persist, what additional restrictions might be placed on the private sector by federal, state and local governments in the U.S. and abroad, when herd immunity will be reached in the applicable geographies in which the Company operates or sells its products or what the future of the workplace will really look like over the relevant timeframe.
Any action on the part of government (at all levels, in all geographies) that requires or encourages people to stay home, continue the practice of social distancing or avoid large indoor gatherings is likely to have some negative impact on demand for certain components of the Company's product portfolio. The Company will continue to monitor changes in the macro environment and test more frequently if those changes indicate that goodwill might be impaired.
The following table summarizes the changes in the carrying amount of goodwill by historical reportable segment for the years ended December 31, 2020 and 2019 (in millions):

	Office Segment (1)	Lifestyle Segment (1)	Total
Balance as of December 31, 2018	$39.1	$281.7	$320.8
Foreign currency translation adjustment	0.3	(3.9)	(3.6)
Goodwill recognized in connection with the Fully acquisition	14.9	—	14.9
Balance as of December 31, 2019	54.3	277.8	332.1
Foreign currency translation adjustment	0.2	17.5	17.7
Balance as of December 31, 2020	$54.5	$295.3	$349.8
(1)Historical segment presentation
The Company did not record any goodwill impairment charges during 2020, 2019 or 2018.
Intangible Assets
The components of intangible assets, net are as follows (in millions):

	December 31, 2020			December 31, 2019
	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
Indefinite-lived intangible assets:
Tradenames	$278.4	$—	$278.4	$277.6	$—	$277.6
Finite-lived intangible assets:
Customer relationships	84.2	(32.9)	51.3	78.9	(25.0)	53.9
Various	36.2	(18.0)	18.2	30.9	(14.2)	16.7
Total	$398.8	$(50.9)	$347.9	$387.4	$(39.2)	$348.2
During the fourth quarter of 2020, the Company performed its annual assessment of impairment to its tradename intangible assets with indefinite lives. In connection therewith, the Company elected to perform quantitative valuations of its principal indefinite-lived tradenames, including Knoll, Holly Hunt and Muuto.
Based on the results of the tests performed, there was no indication of impairment to any of the tradenames noted above, as the estimated fair value exceeded the respective carrying amount in each case, as summarized in the table below:

	October 1, 2020
Tradename	Carrying Amount	Excess Fair Value
Knoll	$187.8		>	25%
Holly Hunt	$23.5		<	1%
Muuto	$62.1	10%	to	20%
Pursuant to additional quantitative tests performed on the balance of the indefinite-lived intangibles, the Company determined that the DatesWeiser tradename was impaired, as its estimated fair value was less than its carrying amount of $2.3 million. Using the relief-from-royalty method, under which assumed royalty and discount rates of 1.5% and 13.0%, respectively, were employed, the Company concluded that the DatesWeiser tradename had an estimated fair value of $0.9 million, to which it was written down. The resultant non-cash impairment charge of $1.4 million, included in Loss on fair value measurements on the Consolidated Statements of Operations and Comprehensive Income, is reflected in the historical Office Segment operating results for 2020 (see Note 22).
The decline in the fair value of the DatesWeiser tradename was primarily attributable to certain negative trends within the historical Office Segment's traditional markets brought about by the COVID-19 pandemic. DatesWeiser's product portfolio, comprised of high-end conference furniture deployed on-premise, experienced significant order and revenue declines during the second half of 2020. The negative trends noted above, which remain largely in place as of the end of 2020, also prompted the Company to reclassify the DatesWeiser tradename to finite-lived, which will be amortized over its newly estimated useful life of seven years.
During the fourth quarter of 2019, the Company performed its annual assessment of impairment to its tradename intangible assets with indefinite lives. The Company determined that the Edelman Leather tradename was fully impaired. Accordingly, the Edelman tradename was written-off completely, resulting in a non-cash impairment charge of $6.5 million, included in Loss on fair value measurements on the Consolidated Statements of Operations and Comprehensive Income. Edelman is reflected in the Lifestyle Segment operating results for 2019 (see Note 22). The decline in the fair value of the Edelman tradename was primarily attributable to weaker than expected revenue during the latter part of 2019, a corresponding reduction in future revenue expectations and a reduction in the royalty rate used for valuation purposes. The revenue reductions were primarily a result of lower sales of luxury products, an aging of Edelman showrooms, and the inability to replace private aviation customers with a comparable revenue stream.
There were no impairments of indefinite-lived intangible assets during 2018.
Amortization expense related to finite-lived intangible assets was $11.1 million, $8.9 million, and $8.9 million for the years ended December 31, 2020, 2019, and 2018, respectively. As of December 31, 2020, the estimated aggregate amortization expense for each of the five succeeding fiscal years is as follows (in millions):

Year Ending December 31,	Amount
2021	$10.3
2022	10.0
2023	9.8
2024	8.2
2025	6.9